                 Exhibit 10.2

THE TORO COMPANY
2000 DIRECTORS STOCK PLAN
(As Amended January 20, 2009)

1.            Purpose of the Plan.  The purpose of The Toro Company 2000 Directors Stock Plan (“Plan”) is to enable The Toro Company (the “Company”) to attract and retain experienced and knowledgeable directors to serve on the Board of Directors of the Company or its subsidiaries, and to further align their interests with those of the stockholders of the Company by providing for or increasing their stock ownership interests in the Company.  It is intended that the Plan be interpreted so that transactions under the Plan are exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent applicable.

2.            Eligibility.  All members of the Company’s Board of Directors who are not current employees of the Company or any of its subsidiaries (“Nonemployee Directors”) are eligible to participate in the Plan.

3.            Plan Awards.

a.            Directors Shares.  To carry out the purposes of the Plan, the Company shall, on the first business day of each fiscal year, issue to each person who is then a Nonemployee Director, shares of the Company’s Common Stock, $1.00 par value (the “Common Stock”), in an amount equal to $20,000 divided by the fair market value of one share of Common Stock rounded down to the greatest number of whole  shares (“Directors Shares”), subject to adjustment as provided in Section 5 hereof.  Fair market value for this purpose shall be the average of the 4 p.m. Eastern Time closing prices of the Common Stock as reported by the New York Stock Exchange for each of the trading days in the three calendar months immediately prior to the date of issue of the Directors Shares.

b.            Directors Options.

i.            Annual Grant.  Subject to the terms and conditions of this Section 3.b., on the first business day of each fiscal year, the Company shall grant to each person who is then a Nonemployee Director, a nonqualified option to purchase shares of the Common Stock (a “Directors Option”).  Each such option shall have a grant date fair value of $40,000, determined using a standard Black-Scholes, binomial or monte carlo valuation formula, based on assumptions consistent with those used to value option grants disclosed under Schedule 14A under the Securities Exchange Act of 1934, or successor requirements, for the business day prior to the date of grant.

ii.            Vesting, Transferability and Exercisability.

(a)            Vesting.  Except as provided in Sections 3.b.ii.(c)(1) and (2) and Section 6, Directors Options shall vest and become exercisable in three equal installments on each of the first, second and third anniversaries following the date of grant, and shall remain exercisable for a term of ten years after the date of grant.

(b)            No Transfer.   No Directors Option shall be assigned or transferred, except by will or the laws of descent and distribution.  An option so transferred may be exercised after the death of the individual to whom it is granted only by such individual’s legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such individual, and only with respect to an option exercisable at the time of death.

(c)            Exercise.  During the lifetime of a Nonemployee Director, Directors Options held by such individual may be exercised only by the Nonemployee Director and only while serving as a member of the Board of Directors of the Company and only if the Nonemployee Director has been continuously so serving since the date such options were granted, except as follows:

(1)            Disability or Death.  In the event of disability or death of a Nonemployee Director, all outstanding unvested options shall vest effective as of the date of death or termination of service by reason of disability, and all such vested options may be exercised by such individual or his or her legal representatives not later than the earlier of the date the option expires or one year after the date such service as a Nonemployee Director ceases by reason of disability or death.

(2)            Termination.  If a Nonemployee Director has served as a member of the Board of Directors for ten full fiscal years or longer and terminates service on the Board, (A) outstanding unvested options shall remain outstanding and continue to vest in accordance with their terms, and (B) the Nonemployee Director may exercise all such vested outstanding options for up to four years after the date of termination, but not later than the date an option expires.  If a Nonemployee Director has served as a member of the Board of Directors for less than ten years and terminates service on the Board, (C) all unvested options shall expire and be canceled and (D) the Nonemployee Director may exercise any vested outstanding options for up to three months after the date of termination, but not later than the date an option expires.

(d)            Methods of Exercise and Payment of Exercise Price.  Subject to the terms and conditions of the Plan and the terms and conditions of the option agreement, a vested option may be exercised in whole at any time or in part from time to time, by delivery to the Company at its principal office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full of the exercise price for shares to be purchased at that time.  Payment may be made (1) in cash, (2) by tendering (either actually or by attestation) shares of Common Stock already owned for at least six months (or shorter period necessary to avoid a charge to the Company’s earnings for financial statement purposes) valued at the fair market value of the Common Stock on the date of exercise, (3) in a combination of cash and Common Stock or (4) by delivery of a notice of exercise of options, together with irrevocable instructions, approved in advance by proper officers of the Company, (A) to a brokerage firm designated by the Company, to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any related tax withholding obligations and (B) to the Company, to deliver certificates for such purchased shares directly to such brokerage firm, all in accordance with regulations of the Federal Reserve Board.

No shares of Common Stock shall be issued until full payment has been made.

c.            Share Proration.  If, on any date on which Directors Shares are to be issued pursuant to Section 3.a. or Directors Options are to be granted pursuant to Section 3.b., the number of  shares of Common Stock is insufficient for the issuance of the entire number of shares to be issued or for the grant of the entire number of options, as calculated in accordance with Section 3.a. or Section 3.b., respectively, then the number of shares to be issued and options to be granted to each Nonemployee Director entitled to receive Directors Shares or Directors Options on such date shall be such Nonemployee Director’s proportionate share of the available number of shares and options (rounded down to the greatest number of whole  shares), provided that if a sufficient number of shares of Common Stock is available to issue all of the Directors Shares, then the entire number of Directors Shares shall be issued first and the number of shares to be subjected to options shall be prorated in accordance with this section.

4.            Shares in Lieu of Fees.  A Nonemployee Director shall have the right to elect to receive shares of Common Stock in lieu of annual retainer and meeting fees otherwise payable in cash.  The election to receive Common Stock shall be made prior to the date fees are otherwise scheduled to be paid but not later than May 31 of the calendar year for which the fees are to be paid.  Fees that are earned after the date a director makes an election shall be reserved through the rest of the calendar year and shares shall be issued in December of that year.  The number of shares to be issued shall be determined by dividing the dollar amount of reserved fees by the 4 p.m. Eastern Time closing price of one share of Common Stock as reported by the New York Stock Exchange for the date that the shares are issued.

5.            Stock Subject to Plan.  Subject to adjustment as provided in this paragraph and subject to increase by amendment of the Plan, the total number of shares of Common Stock reserved and available for issuance in connection with the Plan shall be 455,000 shares.  If any Directors Option granted hereunder expires unexercised, terminates, is exchanged for other options without the issuance of shares of Common Stock or is exercised by delivery or constructive delivery of shares of Common Stock already owned by the option holder, the shares of Common Stock reserved for issuance pursuant to such option shall, to the extent of any such termination or to the extent the shares covered by an option are not issued or used, again be available for option grants under the Plan, unless prohibited by applicable law or regulation.  Any shares issued by the Company in connection with the assumption or substitution of outstanding option grants from any acquired corporation shall not reduce the shares available for stock awards or option grants under the Plan.  In the event of a corporate transaction involving the Company, the Common Stock or the Company’s corporate or capital structure, including but not limited to any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, reclassification, split-up, spin-off, combination or exchange of shares, or a sale of the Company or of all or part of its assets or any distribution to stockholders other than a normal cash dividend, the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the Directors Shares and Directors Options. Action by the Committee may include all or any adjustment in (a) the maximum number and kind of securities subject to the Plan as set forth in this paragraph; (b) the maximum number and kind of securities that may be made subject to Directors Options and the determination of the number or kind of Directors Shares; (c) the number and kind of securities subject to any outstanding Directors Option; and (d) any other adjustments that the Committee determines to be equitable.

6.            Change of Control.  In the event of a Change of Control of the Company as hereinafter defined, all Directors Options shall fully vest, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plan, shall continue to be exercisable for three years following the Change of Control, but not later than ten years after the date of grant.

Change of Control means:

a.            The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (i) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection a., the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection c. of this Section 6; or

b.            Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c.            Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

d.            Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

7.            Administration of the Plan.  The Plan shall be administered by a committee composed of those members of the Board of Directors of the Company who are also employees of the Company (the “Committee”).  The Committee shall have the authority to carry out all provisions of the Plan; provided, however, that it shall have no discretion to determine which Nonemployee Directors may receive Directors Shares or Directors Options or to set the value of such Directors Shares or Directors Options, other than to make the calculations required by Section 3.a., Section 3.b. or Section 5.

8.            Tax Withholding.  The Company shall have the right to deduct from any settlement made under the Plan, including the exercise of an option or the sale of shares of Common Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to require the option holder to pay the amount of any such taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.  If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date such Common Stock is withheld or surrendered.  The Company may also deduct from any such settlement any other amounts due the Company by the option holder.

9.            Effective Date and Term of Plan.  The Plan first became effective March 14, 2001 and shall end March 12, 2011, unless terminated earlier by action of the Board of Directors.

10.            Amendment.  The Board may amend, suspend or terminate the Plan at any time, with or without advance notice to Plan participants.  The effective date of any amendment to the Plan shall be the date of its adoption by the Board of Directors, subject to stockholder approval, if required.  No amendment of the Plan shall adversely affect in a material manner any right of any option holder with respect to any option theretofore granted without such option holder’s written consent.

11.            Governing Law.  The Plan, Directors Shares, Directors Options and agreements entered into under the Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or an option or an award or agreement to the substantive law of another jurisdiction.